Merger and Issuance of Common Stock to Terra Offshore REIT - Issuance of Common Stock to Terra Offshore Funds (Details) - Terra Offshore Funds REIT	Mar. 02, 2020 USD ($)
Business Acquisition
Equity issued in the Merger	$ 40,749,378
Total Consideration	40,749,378
Loans held for investment acquired through participation	32,112,257
Cash and cash equivalents acquired in Merger	8,600,000
Interest receivable	270,947
Due to Manager	(233,826)
Total identifiable net assets	$ 40,749,378